TVPSF 12/98 - F SMALL CAP/Y2K/EURO

                       SUPPLEMENT DATED DECEMBER 14, 1998

                       TO THE PROSPECTUS DATED MAY 1, 1998
                                       OF

                     TEMPLETON VARIABLE PRODUCTS SERIES FUND

I. THE SECTION "PORTFOLIO INVESTMENTS" UNDER "INVESTMENT OBJECTIVE AND POLICIES - FRANKLIN SMALL CAP INVESTMENTS FUND" IS AMENDED AS FOLLOWS:

     a) The first five sentences of the first paragraph are replaced with the following:

     PORTFOLIO INVESTMENTS. The Fund seeks to accomplish its objective by investing primarily (normally at least 65% of its assets) in equity securities of smaller capitalization growth companies ("small cap companies"). Investments in small cap companies may involve greater risks and greater volatility than investments in larger and more established companies. A small cap company generally has a market capitalization of less than $1.5 billion at the time of the Fund's investment and, in the opinion of the Fund's Manager, is positioned for rapid growth in revenues, earnings or assets. Market capitalization is defined as the total market value of a company's outstanding common stock. The securities of small cap companies are traded on U.S. or foreign stock exchanges and over-the-counter.

     b) The first two sentences of the second paragraph are deleted.

     PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.